Exhibit 99.1

Copyright 2021, Plug Power Inc. Plug January Business Update January 25, 2023 CEO, Andy Marsh Copyright 2023, Plug Power Inc.

2 Safe Harbor Statement This presentation contains “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power, Inc .. (“Plug”), which include, but are not limited to : Plug’s expectations regarding future financial and other targets, including revenue, gross margin, product expansion, hydrogen production, and action plans in place to achieve such targets ; statements regarding Plug’s ability to achieve mid - term financial targets and its expectations for breakeven ; statements regarding the expected benefits of joint ventures and other partnerships ; statements regarding Plug’s outlook, growth, strategies, and drivers for growth ; statements regarding the expected market opportunities arising from its stationary business ; statements regarding Plug’s hydrogen plant development, including expected time to completion and expected benefits thereof ; statements regarding Plug’s total addressable market, market opportunity and market penetration as it relates to material handling and other Plug offerings ; Plug’s expectations regarding its green hydrogen and electrolyzer pipeline and sales funnel ; and statements regarding expansion of cryogenic and liquefaction offerings .. These forward - looking statements are based on current expectations, estimates, forecasts and projections .. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward - looking statements, although not all forward - looking statements contain these identifying words .. We believe that it is important to communicate our future expectations to our investors .. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward - looking statements .. Investors are cautioned not to unduly rely on forward - looking statements because they involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to : (i) the risk that we continue to incur losses and might never achieve or maintain profitability ; (ii) the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large - scale commercial basis ; (iii) the risk that unit orders may not ship, be installed and/or converted to revenue, in whole or in part ; (iv) the risk that a loss of one or more of our major customers, or if one of our major customers delays payment of or is unable to pay its receivables, a material adverse effect could result on our financial condition ; (v) the risk that pending orders may not convert to purchase orders, in whole or in part ; (vi) the cost and timing of developing, marketing and selling our products ; (vii) the risks of delays in or not completing our product development goals ; (viii) the risks involved with participating in joint ventures ; (ix) our ability to successfully pursue new business ventures ; (x) our ability to achieve the forecasted gross margin on the sale of our products ; (xi) the cost and availability of fuel and fueling infrastructures for our products ; (xii) the risks, liabilities, and costs related to environmental, health and safety matters ; (xiii) the risk of elimination of government subsidies and economic incentives for alternative energy products ; (xiv) market acceptance of our products and services, including GenDrive, GenSure and GenKey systems ; (xv) our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing, and the supply of key product components ; (xvi) the cost and availability of components and parts for our products ; (xvii) our ability to successfully market, distribute and service our products and services internationally ; (xviii) our ability to improve system reliability for our products ; (xix) the risks associated with past and future acquisitions or joint ventures, including that we may not realize the expected benefits ; (xx) the effect of and uncertainties related to the COVID - 19 pandemic (including any government responses thereto) ; and (xxi) the risks associated with geopolitical instability and global economic uncertainty, including the conflict between Russia and Ukraine, inflationary pressures, rising interest rates, and supply chain disruptions .. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance, including factors and risks included in the “Risk Factors” section of the other documents filed by Plug from time to time with the Securities and Exchange Commission .. Moreover, we operate in a very competitive and rapidly changing environment .. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from these contained in any forward - looking statements .. While forward - looking statements reflect our good faith beliefs, they are not guarantees of future performance .. These forward - looking statements speak only as of the date on which the statements were made .. Except as may be required by applicable law, we do not undertake or intend to update any forward - looking statements after the date of presentation as applicable .. This presentation contains estimates and other statistical data that we developed or obtained from industry publications and reports generated by independent third parties .. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates .. We have not independently verified the statistical and other industry data generated by such third parties and, accordingly, we cannot guarantee their accuracy or completeness .. Expectations, estimates, forecasts and projections are subject to a high degree of uncertainty and risk .. Many factors, including those that are beyond our control, could cause results or outcomes to differ materially from those expressed in the estimates made by such third parties and by Plug ..

3 2023 Key Initiatives: Deliver on 2023 Revenue and Margin Targets Green Hydrogen Plants commissioning 200 TPD by YE 2023, 500 TPD by YE 2025 Electrolyzer deliveries and backlog expansion Stationary sales and backlog expansion Growth in established fuel cell and cryogenic equipment Strengthening Supply Chain for volume ramp up Establishing World Class Manufacturing for scale up

4 2022 Recap and Update Revenue Challenge • Initially expected 2022 revenue to be >80% higher than 2021 • Current estimates indicate revenue growth from 2021 to 2022 to be ~ 45% to 50% • 2022 revenue impact reflects some larger projects being completed in 2023 instead of 2022 due to customer timing and broader supply chain issues • Additionally, Q4 revenue , in particular, was impacted by new product launch delays Margin Challenges • Fuel (industry force majeures, natural gas price increases, etc.) • New product launches and manufacturing scale - up cost • Volume variance and lower overhead absorption • Freight and other supply chain related

5 Mid - term Financial Targets

Path to Break Even

>$600 million

Quarterly revenue

>20%

Quarterly gross margin

~Break Even

Quarterly operating income

Continued cost-downs planned to reduce sales level for break even

2023 Key Drivers

- Existing Orders/Pipeline for ELX systems, Stationary, Liquefiers, MH, etc. beyond FY 2023 target
- Q1: Scaling ELX production in Gigafactory
- Q1: Commissioning full production in Vista plant
- Commissioning Green Hydrogen facilities (Georgia Q1, LA Q3, NY Q4)
- Q3: Ramping large scale stationary production
- Continued Reliability investments on installed fleet – cutting unit cost by over 50% in 2023

6

7 Plug’s 2023 forecast includes average usage of ~65 tons per day of hydrogen Baseline forecast includes plan for cost downs due to hydrogen being sourced from Plug’s internal network (~40%) and positive cost trends from expected decline in natural gas prices On a pro forma basis, if all hydrogen for 2023 was sourced from Plug’s wholly owned network, it could generate an additional ~$100M in gross margin. The Impact of Plug’s Green Hydrogen Strategy

8 8 Hydrogen Plant Development Strategy Site Land PPA Construction Permits Start Construction Commissioning Target Full Production Georgia 1 st 15 TPD – Q4 22/ Q1 23 1 st 15 TPD – March 23/ early Q2 Louisiana In discussion Submitted Q1 ‘23 Q1 – Q2 ‘23 Q3 ‘23 Tennessee Expansion In process Q1 - Q2 ‘23 Q3 ‘23 Q4 ‘23 New York Q4 ‘23 1H ‘24 Texas Q4 ‘22 Q4 ‘23 1H ‘24 Other Projects Exploring production at multiple potential locations Early 2023 Q3 ‘23 Q4 ’23/Q1 ‘24 Planned Commissioning of 200 + TPD by YE 2023 and 500 TPD by YE 2025 Commissioning to full production is typically 3 – 6 months 2023 200+ TPD Georgia GH2: 2.5 Georgia LH2: 15 Louisiana: 15 TN expansion: 15 Texas: 45 New York: 60 - 75 other projects: 45+

9 Stationary Business Opportunity Key Markets: Back - Up Power: $30B Generator TAM * Green EV Charge: $1B BEV Fleet Charge TAM * Prime Power: $2T Grid Parallel Global TAM * Successful product launch in 2022 with Microsoft Plan for 20+ MW of units to be commissioned in 2023 Targeting all 3 markets in 2023 sales 1MW HP stationary continuous power uses 1.4 tons per day of hydrogen *Based on Plug and other third - party sources

10 Advancing with pedestal customers More than 50 new pedestal sites planned and targeting 3 new pedestal accounts in North America Growing Europe 8 new sites in Europe planned and targeting 1 new pedestal account Expand mid - size market offerings Expanding total addressable market by 25% or 1 million more forklifts Cost focus Plan for continued product cost down and reliability improvements Material Handling Expansion for 2023

Electrolyzers: Near term pipeline currently +2GW , with a sales funnel of over $30B Executing on manufacturing strategy to build 100+ MW stacks per month Standardization of containerized solutions - Reduction of lead times - Cost efficiencies Turnkey approach to develop the optimal plant solution for customers

Expanded Cryogenic Equipment H2 Offerings Liquefaction Systems • Sold three 30 ton per day hydrogen liquefaction systems in 2022 • Most efficient and cost - effective liquefier system in the market LH2 Trailers • Ramped up LH2 trailer sales to market and for internal logistics use • Second generation 18k gallon delivery asset; highest payload in the market Adjacent Applications • Storage tanks introduced Q1 2023 • Mobile refuelers ordered in 2022 for 2023 delivery

13 Joint Venture Activity in 2023 SK: Ramping JV activities with multiple product launches Acciona: Actively developing 3 mid - to large - scale projects • goal of commissioning first 25MW site in H1 - 2024 Reviewing a pipeline of a dozen projects within the scope of IPCEI’s $250m+ budget award Olin: Executing on building 15 TPD Hydrogen Plant in LA Hyvia: Entering production; homologation testing complete Pilot orders being accepted from commercial customers • deployments expected between 500 to 1000 vehicles in 2023

2023 Goals $1.4B 10% revenue gross margin Planned 2023 Sales Mix Electrolyzers Liquefiers Tanks and Trailers Stationary and Mobility MH Equipment Service and PPA Fuel